    As filed with the Securities and Exchange Commission on August 16, 2001
                                                          Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              E-STAMP CORPORATION.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                     76-0518568
  (STATE OF INCORPORATION)               (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                               2051 STIERLIN COURT
                         MOUNTAIN VIEW, CALIFORNIA 94043
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                        1999 EMPLOYEE STOCK PURCHASE PLAN
                                 1999 STOCK PLAN
                            (FULL TITLE OF THE PLANS)

                                 ROBERT H. EWALD
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               E-STAMP CORPORATION
                               2051 STIERLIN COURT
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 919-7500
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                    COPY TO:

                               Tony Jeffries, Esq.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road

                               Palo Alto, CA 94304
                                 (650) 493-9300


================================================================================

                         CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                               PROPOSED MAXIMUM    PROPOSED MAXIMUM       AMOUNT OF
          TITLE OF SECURITIES                AMOUNT TO BE       OFFERING PRICE        AGGREGATE          REGISTRATION
            TO BE REGISTERED               REGISTERED(1)(2)      PER SHARE(3)     OFFERING PRICE(3)         FEE(3)
----------------------------------------- ------------------- ------------------- ------------------- -------------------
Common Stock, $0.001 par value....            1,501,831             $0.13             $195,238.03           $48.81
-------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Plans being registered pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Includes 350,000 shares of common stock issuable under the 1999 Employee Stock Purchase Plan and 1,151,831 shares of common stock issuable under the 1999 Stock Plan.

(3) The Proposed Maximum Aggregate Offering Price Per Share was determined pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the price reported in the OTC Bulletin Broad on August 15, 2001.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

EXPLANATORY NOTE

         This Registration Statement on Form S-8 is being filed for the purpose of registering (i) an additional 1,151,831 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1999 Stock Plan and (ii) an additional 350,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1999 Employee Stock Purchase Plan (together, the "Plans").

ITEM 3. INFORMATION INCORPORATED BY REFERENCE.

         The Registration Statement on Form S-8 previously filed with the Securities and Exchange Commission relating to the Plans (Commission File No. 333-89053) is incorporated herein by reference. There are also hereby incorporated by reference into this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission") by the Registrant:

         1. The Registrant's Annual Report on Form 10-K for the year ended December 31, 2000 as filed on March 29, 2001.

         2. The Registrant's Amended Annual Report on Form 10-K/A for the year ended December 31, 2000 as filed on April 30, 2001.

         3. The Registrant's Amended Annual Report on Form 10-K/A for the year ended December 31, 2000 as filed on August 10, 2001.

         4.   The Registrant's Current Report on Form 8-K as filed on May 2,
              2001.

         5.   The Registrant's Current Report on Form 8-K as filed on May 9,
              2001.

         6.   The Registrant's Current Report on Form 8-K as filed on May 14,
              2001.

         7. The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 as filed on May 21, 2001.

         8. The Registrant's Amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2001 as filed on May 25, 2001.

         9. The Registrant's Preliminary Proxy Statement on Schedule 14A as filed on May 31, 2001.

         10. The Registrant's Current Report on Form 8-K as filed on August 3, 2001.

         11. The Registrant's Amended Preliminary Proxy Statement on Schedule 14A as filed on August 6, 2001.

         12. The Registrant's Definitive Proxy Statement on Schedule 14A as filed on August 10, 2001.

         13. The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 as filed on August 14, 2001.

         14. The description of the Registrant's Common Stock to be offered hereby which is contained in the Registrant's Registration Statement on Form 8-A as filed on September 22, 1999.

         All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 8. EXHIBITS.

      NUMBER                                                     DOCUMENT
     --------                                                ---------------
      5.1           Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, with respect to the legality of the securities being registered.

     10.1*          Registrant's 1999 Stock Plan.

     10.2*          Registrant's 1999 Employee Stock Purchase Plan.

     23.1           Consent of Counsel (contained in Exhibit 5.1).

     23.2           Consent of Ernst & Young LLP, Independent Auditors.

     24.1           Power of Attorney (See page II-4).

* Previously filed as exhibits to Registrant's Registration Statement on Form S-8 (File No. 333-89053), declared effective on October 14, 1999 and incorporated herein by reference.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant, E-Stamp Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on August 16, 2001.

                                         E-STAMP CORPORATION

                                         By: /s/ Edward F. Malysz
                                            ----------------------------------
                                            Edward F. Malysz
                                            Vice President and Acting Chief
                                            Financial Officer, General Counsel
                                            and Secretary

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert H. Ewald and Edward F. Malysz and each of them, acting individually, as his attorney-in-fact, with full power of substitution, for him and in any and all capacities, to sign any and all amendments to this registration statement on this Form S-8 (including post-effective amendments or any abbreviated registrations statement and any amendments thereto filed pursuant to Rule 462(b) increasing the number of securities for which registration is sought) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                    TITLE                            DATE

/s/ ROBERT H. EWALD                            President, Chief Executive Officer         August 16, 2001
----------------------------------------       (Principal Executive Officer) and
Robert H. Ewald                                Director

/s/ EDWARD F. MALYSZ                           Vice President and Acting Chief            August 16, 2001
----------------------------------------       Financial Officer (Principal Financial
Edward F. Malysz                               and Accounting Officer), General Counsel
                                               and Secretary

/s/ MARCELO A. GUMUCIO                         Chairman of the Board of Directors         August 16, 2001
----------------------------------------
Marcelo A. Gumucio

/s/ JOHN V. BALEN                             Director                                   August 16, 2001
----------------------------------------
John V. Balen

/s/ THOMAS L. ROSCH                            Director                                   August 16, 2001
----------------------------------------
Thomas L. Rosch

/s/ PETER BOIT                                 Director                                   August 16, 2001
----------------------------------------
Peter Boit

/s/ REBECCA SAEGER                             Director                                   August 16, 2001
----------------------------------------
Rebecca Saeger

/s/ ADAM WAGNER                                Director                                   August 16, 2001
----------------------------------------
Adam Wagner

/s/ ROBERT J. CRESCI                           Director                                   August 16, 2001
----------------------------------------
Robert J. Cresci

                                                 INDEX TO EXHIBITS

  Exhibit
  Number                              Description
----------                          ---------------
      5.1           Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, with respect to the legality of the securities being registered.

     10.1*          Registrant's 1999 Stock Plan.

     10.2*          Registrant's 1999 Employee Stock Purchase Plan.

     23.1           Consent of Counsel (contained in Exhibit 5.1).

     23.2           Consent of Ernst & Young LLP, Independent Auditors.

     24.1           Power of Attorney (See page II-4).

* Previously filed as exhibits to Registrant's Registration Statement on Form S-8 (File No. 333-89053), declared effective on October 14, 1999 and incorporated herein by reference.